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                                                                   EXHIBIT 10.12


                               LOCK-UP AGREEMENT

                 LOCK-UP AGREEMENT, dated July 29, 1996, between Spencer Trask Securities Incorporated, a Delaware corporation (the "Placement Agent"), and the undersigned.

                 WHEREAS, the undersigned constitute all of the officers, directors and principal shareholders of Zymetx, Inc., a Delaware corporation (the "Company"); and

                 WHEREAS, pursuant to Section 6(i) of the Placement Agency Agreement, dated as of May 22, 1996, between the Placement Agent and the Company (the "Placement Agency Agreement"), the Company has agreed to enter into this Lock-up Agreement with the Placement Agent.

                 NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows.

                 1. Lock-Up. The undersigned hereby agree not to sell, transfer or otherwise dispose of any of the Company's common stock, par value $.001 per share, owned by, or issuable to, the undersigned without the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld, for a period of 24 months after the First Closing (as defined in the Placement Agency Agreement) or if within two years of the First Closing the Company registers any of its shares of common stock under the Securities Act of 1933, as amended, this lock-up shall be extended for a period not less than the shorter of 180 days from the effective date of registration or completion of the offering contemplated thereby, except that the undersigned may make transfers to a parent, spouse, sibling or decedent, or to a trust for the benefit of any of the foregoing persons; provided, however, (i) that such transfers shall be subject to Section 6(i) of the Placement Agency Agreement and (ii) the Placement Agent may require that any such transfer be made subject to a voting agreement pursuant to which the transferring stockholder retains the right to vote all transferred shares for up to two years from the First Closing.

                 2. Successors. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their permitted assigns and successors.

                 3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

                 4. Severability. Should any term or provision hereof be deemed invalid, void or unenforceable either in
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its entirety or in a particular application, the remainder of this Agreement shall nonetheless remain in full force and effect and, if the subject term or provision shall be deemed to be invalid, void or unenforceable only with respect to a particular application, such term or provision shall remain in full force and effect with respect to all other applications.

                 5. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, with the exception of Section 6(i) of the Placement Agency Agreement, are merged herein. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by all of the parties hereto except as to other written instructions and the like specifically referred to above.

                 6. Counterparts. This Agreement may be signed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first above written.

                                                    /s/ PETER G. LIVINGSTON
                                                    ------------------------
                                                    Peter G. Livingston


                                                    /s/ WILLIAM I. BERGMAN
                                                    --------------------------
                                                    William I. Bergman


                                                    /s/ WILLIAM A. HAGSTROM
                                                    --------------------------
                                                    William A. Hagstrom



                                                    /s/ J. VERNON KNIGHT
                                                    --------------------------
                                                    J. Vernon Knight



                                                    /s/ MICHAEL D. MORGAN
                                                    --------------------------
                                                    Michael D. Morgan



                                                    /s/ GILBERT M. SCHIFF
                                                    --------------------------
                                                    Gilbert M. Schiff



                                                    /s/ CRAIG D. SHIMASAKI
                                                    --------------------------
                                                    Craig D. Shimasaki



                                                    /s/ AVRAHAM LIAV
                                                    --------------------------
                                                    Avraham Liav



                                                    /s/ JOYCE A. HANSJERGEN
                                                    --------------------------
                                                    Joyce A. Hansjergen



                                                    /s/ KOMANDOOR E. ACHYUTHAN
                                                    --------------------------
                                                    Komandoor E. Achyuthan


                                                    OKLAHOMA MEDICAL
                                                        RESEARCH FOUNDATION



                                                    By: /s/ MIKE D. MORGAN
                                                       -----------------------
                                                       Name:
                                                       Title:
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                                                    ZYMETX PURCHASE PARTNERS,
                                                    by Joe Tippens, its
                                                    General Partner

                                                    /s/  JOE D. TIPPENS
                                                    ---------------------------